UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Voya Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2020 to August 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Semi-Annual Report

August 31, 2020

Voya Prime Rate Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Trust's annual and semi-annual shareholder reports, like this semi-annual shareholder report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds' website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Trust know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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INVESTMENT MANAGEMENT

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Voya Prime Rate Trust

SEMI-ANNUAL REPORT

August 31, 2020

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Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Prime Rate Trust* (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. dollar-denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF August 31, 2020
Net Assets	$693,436,677
Total Assets	$988,486,884
Assets Invested in Senior Loans	$967,580,865
Senior Loans Represented	379
Average Amount Outstanding per Loan	$2,552,984
Industries Represented	40
Average Loan Amount per Industry	$24,189,522
Portfolio Turnover Rate (YTD)	31%
Weighted Average Days to Interest Rate Reset	33
Average Loan Final Maturity	58 months
Total Leverage as a Percentage of Total Assets	27.59%

PERFORMANCE SUMMARY

The Trust declared $0.04 of dividends during the second fiscal quarter and $0.10 during the six-months ended August 31, 2020. Based on the average month-end net asset value ("NAV") per share of $4.64 for the second fiscal quarter and 4.66 for the six-month period, the annualized distribution rate(1) was 3.80% for the second fiscal quarter and 4.40% for the six-month period. The Trust's total return for the second fiscal quarter, based on NAV(4), was 4.53%(2) versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(3) of 4.66% for the same quarter. For the six-months ended August 31, 2020, the Trust's total return, based on NAV(4), was -7.76%(2), versus a total return on the Index of -0.52%. The total market value return(5) for the Trust's Common Shares during the second fiscal quarter was 11.37% and for the six-months period ended August 31, 2020 was -7.95%.

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The tax characterization of dividends and distributions will be determined after the Trust's tax year-end.

(2)  Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(4)  Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

(5)  Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Trust's dividend reinvestment plan.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Market Review: During the 6-month period, the U.S. loan market and risk assets alike were subject to a relatively sharp market-dislocation in March that was caused by the global COVID-19 pandemic and the subsequent shuttering of economies across the globe to mitigate the spread of the coronavirus. The volatility brought forth by this external shock resulted in outsized and historic losses across virtually all asset classes. During this month, the reference index lost 12.37%, while high yield and equities lost 11.76% and 12.35% for the ICE BofA U.S. High Yield Index and S&P 500® Index, respectively. Following this unprecedented drawdown, the U.S. Congress, the U.S. Federal Reserve and other central banks around the world enacted robust policy support to provide relief for consumers and businesses, and provide a much-needed liquidity backstop for credit markets. This coupled with a gradual increase in business activity, lifting of restrictive lockdown measures and improved investor sentiment, led to strong recoveries in April and in the ensuing months for senior loans and other asset class. Since the start of April, the overall return of the loan index has totaled an impressive 13.52%, and for the 6-month period, the index has nearly recouped all the losses suffered early in the timeframe with a total return of -0.52%.

The volatile backdrop had a strong impact on loan market technicals during this period. While primary market activity and collateralized loan obligation issuance were virtually put on pause in March and April, there was a steady upward trajectory on both fronts on a monthly basis. However, both measures lagged last year and are behind the historical pace post-global financial crisis. Turning to credit fundamentals and default activity, the coronavirus pandemic resulted in notable liquidity challenges for the issuers directly exposed to the most material risks posed by COVID-19, particularly those that had business models severely impacted by shuttering of operations such as hotels, theaters, gyms, airlines and anything otherwise travel and leisure-related. As a result, this triggered an unprecedented wave of downgrade actions by rating agencies. For reference, the rolling 3-month ratio downgrades to upgrades was 23.4x in April. Since then, downgrade activity appears to have abated, as we believe the worst of the coronavirus-induced downgrade actions has already been reflected in the initial wave. From a default perspective, the loan market saw a notable uptick in default activity in April-June with many of the defaulted loans rooted in the energy space and the struggling retail sector. Although the pace of default has recently slowed somewhat, the loan market's trailing 12-month default rate by principal amount closed out August at 4.08%.

Portfolio Specifics: At -7.76% (NAV), the Trust underperformed the Index (which reflects no cash allocation or expenses) of -0.52%. The underperformance of the Trust was significantly magnified by its use of leverage during a period of extreme market volatility and steep marked-to-market price declines in the loan market, all of which occurred in March.

On an industry basis, relative performance was negatively impacted by the Trust's overweight to some of the worst index industry performers over the period, such as nonferrous metals and minerals and forest products. In addition, the Trust was weighed down by an underweight to some of the top industry performers in the index during the period, such as food products, steel, drugs, electronics and electrical, chemicals and plastics and cable and satellite television. Performance within these sectors was stronger over the period given their more defensive nature, and relatively insulated business models from the COVID-19 pandemic. At an issuer level, an underweight to 3 of the top 10 index loan performers and an overweight to 2 of the bottom 10 index loan performers over the period detracted from relative returns. The latter included American Airlines, which

TOP TEN LOAN ISSUERS
AS OF AUGUST 31, 2020
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Asurion, LLC	1.6%	2.3%
Altice France S.A.	0.8%	1.2%
Caesars Resort Collection	0.8%	1.2%
Calpine Corporation	0.8%	1.2%
Level 3 Financing Inc.	0.8%	1.1%
CenturyLink, Inc.	0.8%	1.1%
Nexstar Broadcasting, Inc.	0.8%	1.1%
Flex Acquisition Company, Inc.	0.8%	1.1%
T-Mobile USA, Inc.	0.8%	1.1%
CSC Holdings LLC	0.8%	1.1%

TOP TEN INDUSTRIES
AS OF AUGUST 31, 2020
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	14.3%	20.4%
Business Equipment & Services	9.9%	14.1%
Telecommunications	8.6%	12.3%
Health Care	6.9%	9.9%
Insurance	5.6%	7.9%
Radio & Television	4.5%	6.4%
Containers & Glass Products	4.3%	6.1%
Lodging & Casinos	4.2%	6.0%
Leisure Good/Activities/Movies	3.7%	5.3%
Automotive	3.7%	5.3%

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

faced significant operating headwinds due to the global reduction in travel, as well as 24 Hour Fitness, which filed for bankruptcy during the 6-month timeframe as the company's pre-existing business challenges were greatly exacerbated by the coronavirus pandemic.

Conversely, relative performance was boosted by an underweight to cosmetics and toiletries, air transport, home furnishings, oil and gas, conglomerates and clothing and textiles, which were all some of the worst industry performers in the index over the period. Additionally, the portfolio benefited from its positioning in some of the top index industry performers, which included ecological services and equipment, insurance and containers and glass products. From an individual issuer perspective, relative performance was helped by an overweight to 5 of the top 10 index loan performers for the period, as well as the avoidance of 8 of the bottom 10 index loan performers, which included defaulted companies within the retail space such as J. Crew Group, Revlon Consumer Products Corp, J.C. Penney Company Inc and Neiman Marcus Group Inc.

The average issuer exposure at period-end stood at 0.31% of assets under management (AUM). The Trust had six defaults during the period, as compared to 34 defaults for the index. The list of Trust defaults included Speedcast International Limited, Longview Power LLC, SkillSoft Corporation, 24 Hour Fitness Worldwide, Inc., Covia Holdings Corporation and Men's Wearhouse, Inc.

Current Strategy and Outlook: Since the depth of the severe dislocation in March, a strong technical rally and the easing of downgrade and default pressures has resulted in what we view as an impressive price recovery in a good portion of the loan market. Although we largely expect the current momentum to continue, barring any exogenous shock, we believe there are several key macro factors that warrant a degree of caution. Included in this list is the growing consensus that the recent growth of the U.S. economy will likely decelerate in the coming months, as the initial surge related to the reopening of businesses across the country begins to dissipate. Moreover, the prospects of further fiscal policy support appear dim at the moment, and the ongoing tug-of-war between vaccine development news and coronavirus flare-ups will continue to have influence over political and market sentiment. Lastly, we think the upcoming U.S. election cycle, in our opinion, will bring an additional level of noise and uncertainty to risk markets. As a result, we will continue to remain vigilant in identifying and proactively managing the most problematic sector and issuer risks within our portfolios.

Ratings Distribution as of August 31, 2020
Ba or above	31.40%
B	63.72%
Caa1 or below	2.86%
Not rated*	2.02%

Loan ratings apply to the underlying holdings of the Trust and not the Trust itself. Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment-grade. When a loan is not rated by Moody's, it is designated as "Not Rated." Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Senior Managing Director Voya Investment Management Co. LLC

Charles LeMieux Senior Vice President Voya Investment Management Co. LLC

*  Effective December 31, 2020, Daniel Norman will retire and no longer serve as a portfolio manager and officer of the Trust.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Periods Ended August 31, 2020
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	-7.11%	0.02%	1.93%	4.42%
Based on Market Value	0.10%	0.35%	2.59%	3.99%
Index	0.89%	3.02%	3.74%	4.34%

The table above illustrates the total return of the Trust against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 336-3436 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
August 31, 2020	3.25%	3.13%	3.38%	3.65%	3.95%
May 31, 2020	3.25%	3.72%	4.33%	4.30%	4.95%
February 29, 2020	4.75%	3.74%	4.04%	5.18%	5.60%
November 30, 2019	4.75%	5.12%	5.69%	5.60%	6.21%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

(B)  The distribution rate is calculated by annualizing the last regular dividend and distribution declared during the period using the 30/360 convention by the Trust's reporting period-end net asset value (in the case of NAV) or the reporting period-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The tax characterization of dividends and distributions will be determined after the Trust's tax year-end.

In pursuit of its investment objectives, the Trust may seek to increase or decrease its exposure to the following market or credit risk factors:

Derivative Risk: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Trust. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Trust and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Trust may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Trust to the risk of improper valuation.

Credit Risk: Prices of the Trust's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Trust invests a substantial portion of its assets in below investment-grade senior loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, the United States experiences a low interest rate environment, which may increase the Trust's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

Leverage Risk: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. Further, because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage. The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Trust by the Investment Company Act of 1940, as amended (the "1940 Act"). These restrictions could impede the manager from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Voya Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2020 (Unaudited)

ASSETS:
Investments in securities at fair value (Cost $1,009,163,118)	$968,250,322
Foreign currencies at value (Cost $8,458)	8,483
Receivables:
Investment securities sold	17,172,279
Interest	2,582,368
Prepaid expenses	162,979
Reimbursement due from manager	289,791
Other assets	20,662
Total assets	988,486,884
LIABILITIES:
Notes payable	272,700,000
Payable for investment securities purchased	19,401,401
Accrued interest payable	149,359
Payable for fund shares repurchased	178,326
Payable for investment management fees	861,151
Payable to custodian due to bank overdraft	1,226,115
Payable to trustees under the deferred compensation plan (Note 6)	20,662
Accrued trustees fees	13,016
Unrealized depreciation on forward foreign currency contracts	198,770
Unfunded loan commitments (Note 7)	83,808
Other accrued expenses	217,599
Total liabilities	295,050,207
NET ASSETS	$693,436,677
Net assets value per common share outstanding (net assets divided by 145,367,215 shares of beneficial interest authorized and outstanding, no par value)	$4.77
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$888,794,329
Total distributable loss	(195,357,652)
NET ASSETS	$693,436,677

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF OPERATIONS for the Six Months Ended August 31, 2020 (Unaudited)

INVESTMENT INCOME:
Interest	$21,014,353
Other	72,483
Total investment income	21,086,836
EXPENSES:
Investment management fees	4,914,178
Interest expense	2,168,822
Transfer agent fees	39,331
Custody and accounting expense	280,995
Professional fees	70,370
Shareholder reporting expense	100,129
Trustees fees	8,372
Proxy and solicitation costs (Note 6)	1,404,228
Miscellaneous expense	119,929
Total expenses	9,106,354
Waived and reimbursed fees	(839,907)
Net expenses	8,266,447
Net investment income	12,820,389
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(78,061,970)
Forward foreign currency contracts	(2,721,054)
Foreign currency related transactions	(705,640)
Net realized loss	(81,488,664)
Net change in unrealized appreciation (depreciation) on:
Investments	4,264,424
Forward foreign currency contracts	(30,681)
Foreign currency related transactions	194,156
Net change in unrealized appreciation (depreciation)	4,427,899
Net realized and unrealized loss	(77,060,765)
Decrease in net assets resulting from operations	$(64,240,376)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
FROM OPERATIONS:
Net investment income	$12,820,389	$42,545,597
Net realized loss	(81,488,664)	(13,599,766)
Net change in unrealized appreciation (depreciation)	4,427,899	(18,950,778)
Increase (decrease) in net assets resulting from operations	(64,240,376)	9,995,053
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions	(15,048,902)	(45,282,155)
Decrease in net assets from distributions to common shareholders	(15,048,902)	(45,282,155)
CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased, net of commissions	(10,087,282)	—
Net decrease in net assets resulting from capital share transactions	(10,087,282)	—
Net decrease in net assets	(89,376,560)	(35,287,102)
NET ASSETS:
Beginning of year or period	782,813,237	818,100,339
End of year or period	$693,436,677	$782,813,237

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF CASH FLOWS for the Six Months Ended August 31, 2020 (Unaudited)

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$20,734,502
Other income received	283,787
Interest paid	(2,236,890)
Other operating expenses paid	(7,021,048)
Purchases of securities	(322,364,709)
Proceeds on sale of securities	376,927,683
Net cash provided by operating activities	66,323,325
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(15,048,902)
Payment on capital shares repurchased	(9,908,956)
Proceeds from notes payable	192,300,000
Repayment of notes payable	(235,500,000)
Payable to custodian due to bank overdraft	1,226,115
Net cash flows used in financing activities	(66,931,743)
Net decrease	(608,418)
Cash Impact from Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	(6,795)
Cash and foreign currency balance
Net decrease in cash and foreign currency	(615,213)
Cash and foreign currency at beginning of period	623,696
Cash and foreign currency at end of period	$8,483
Reconciliation of Net decrease in Net Assets Resulting from Operations to Net Cash provided by Operating Activities:
Net decrease in net assets resulting from operations	$(64,240,376)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(4,264,424)
Change in unrealized appreciation or depreciation on forward foreign currency contracts	30,681
Change in unrealized appreciation or depreciation on foreign currency related transactions	(194,156)
Accretion of discounts on investments	(478,616)
Amortization of premiums on investments	123,073
Net realized loss on sale of investments and foreign currency related transactions	81,488,664
Purchases of securities	(322,364,709)
Proceeds on sale of securities	376,927,683
Decrease in other assets	10,353
Decrease in interest and other receivable	75,692
Increase in prepaid expenses	(147,126)
Increase in reimbursement due from manager	(289,283)
Decrease in accrued interest payable	(68,068)
Decrease in payable for investment management fees	(73,665)
Increase in loan commitments	66,108
Decrease in accrued trustees fees	(6,992)
Decrease in other accrued expenses	(271,514)
Total adjustments	130,563,701
Net cash provided by operating activities	$66,323,325

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Per Share Operating Performance											Total Investment Return(1)		Ratios to average net assets				Supplemental data
		Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders		Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)	Total Investment Return at closing market price(3)	Expenses, prior to fee waivers and/or recoupments, if any(4)(5)	Expenses (before interest and other fees related to revolving credit facility)(4)(5)	Expenses, net of fee waivers and/or recoupments, if any(4)(5)	Net investment income (loss)(4)(5)	Net assets, end of year or period	Portfolio Turnover
Year or period ended		($)	($)	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
08-31-20	+	5.30	0.08	(0.51)	—		—	(0.43)	(0.10)	—	(0.10)	4.77	4.41	(7.76)	(7.95)	2.67	2.04	2.43	3.76	693,437	31
02-29-20		5.54	0.30	(0.23)	—		—	0.07	(0.31)	—	(0.31)	5.30	4.91	1.88	8.48	2.86	1.62	2.85	5.29	782,813	53
02-28-19		5.69	0.29	(0.14)	—		—	0.15	(0.30)	—	(0.30)	5.54	4.82	3.37	(1.02)	2.92	1.64	2.90	5.16	818,100	60
02-28-18		5.80	0.30	(0.12)	—		—	0.18	(0.25)	(0.04)	(0.29)	5.69	5.17	3.62	(2.31)	2.55	1.64	2.54	4.58	840,774	89
02-28-17		5.36	0.31	0.45	—		—	0.76	(0.32)	—	(0.32)	5.80	5.59	14.93	28.24	2.24	1.62	2.24	5.44	857,138	67
02-29-16		5.93	0.32	(0.56)	—		—	(0.24)	(0.33)	—	(0.33)	5.36	4.63	(3.72)	(10.17)	2.08	1.61	2.08	5.54	792,177	44
02-28-15		6.08	0.33	(0.13)	—		—	0.20	(0.35)	—	(0.35)	5.93	5.49	3.83	(0.44)	2.10	1.64	2.09	5.58	876,412	68
02-28-14		6.02	0.40	0.07	—		—	0.47	(0.40)	(0.01)	(0.41)	6.08	5.87	8.15	(4.04)	2.15	1.65	2.15	6.47	898,254	96
02-28-13		5.79	0.46	0.19	—		—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72	27.73	2.14	1.63	2.14	7.76	887,047	93
02-29-12		6.08	0.35	(0.32)	(0.00	)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81	(3.11)	2.20	1.67	2.20	6.07	851,278	81
02-28-11		5.72	0.30	0.38	(0.00	)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32	7.09	1.93	1.59	1.93	4.87	893,661	60

(1)  Total investment return calculations are attributable to Common Shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has entered into a written expense limitation agreement with the Trust under which it will limit the expenses of the Trust (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

+  Unaudited

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Ratios to average net assets plus borrowings				Supplemental data
		Expenses (before interest and other fees related to revolving credit facility)(1)	Expenses, prior to fee waivers and/or recoupments, if any(1)	Expenses, net of fee waivers and/or recoupments, if any(1)	Net investment income (loss)(1)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common Shares outstanding at end of year or period
Year or period ended		(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
08-31-20	+	1.30	1.95	1.77	2.74	—	—	4	272,700	3,543	252,629	145,367
02-29-20		1.16	2.06	2.05	3.81	—	—	3	315,900	3,478	312,939	147,788
02-28-19		1.16	2.08	2.07	3.68	—	—	4	322,800	3,534	332,698	147,788
02-28-18		1.16	1.81	1.80	3.25	—	—	4	322,100	3,610	343,074	147,788
02-28-17		1.16	1.60	1.60	3.88	—	—	4	331,100	3,589	337,209	147,788
02-29-16		1.15	1.50	1.50	3.98	—	—	3	324,300	3,443	331,738	147,788
02-28-15		1.16	1.49	1.48	3.95	—	—	4	323,500	3,709	362,490	147,788
02-28-14		1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13		1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12		1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11		1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. The Asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of

Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.

(1)  Annualized for periods less than one year.

+  Unaudited

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the 1940 Act, as a diversified, closed-end, management investment company. The Trust invests at least 80% of its assets (plus borrowings for investment purposes) in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. The investment objective of the Trust is described in the Trust's prospectus.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Trust. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Trust is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of the Trust is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Trust is closed for business, Trust shares will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust's assets are traded in other markets on days when the Trust does not price its shares, the value of the Trust's assets will likely change and you will not be able to purchase or redeem shares of the Trust.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with the Trust's valuation procedures. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value. The Investment Adviser is responsible for overseeing the implementation of the Trust's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Trust. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Trust.

Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the Sub-Adviser's or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Trust has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities,

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

For the period ended August 31, 2020, the Trust had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $2,820,395 and $40,956,513, respectively. Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts to sell at August 31, 2020.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Trust may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Trust records distributions to its shareholders on the ex-dividend date.

H.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

J.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Reinvestment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

K.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the period ended August 31, 2020, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $292,120,047 and $379,063,063, respectively. At August 31, 2020, the Trust held senior loans valued at $967,580,865 representing over 99.9% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and Preferred Shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Trust has entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Trust. The Investment Adviser oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Trust's managed assets. For purposes of the Management Agreement, managed assets ("Managed Assets") are defined as the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding Preferred Shares).

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Trust and is paid by the Investment Adviser based on the average daily Managed Assets of the Trust. Subject to such policies as the Trust's Board of Trustees ("Board") or the Investment Adviser may determine, Voya IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Trust for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of August 31, 2020, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

August 31,
2021	2022	2023	Total
$111,866	$144,257	$846,201	$1,102,324

The expense limitation agreement is contractual through July 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

During the period ended August 31, 2020, the Trust incurred $1,404,228 of costs related to the annual shareholder meeting, including the cost of services provided by legal counsel to the Trust and to the independent trustees. The Investment Adviser reimbursed the Trust $741,048 of these costs.

At August 31, 2020, Saba Capital Management GP, LLC owned approximately 24.6% of the Trust. Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (included a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Trust has adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Trust. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). The Trust purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, resulting in a Trust asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the DC Plan will not affect net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES (continued)

The Trust may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the period ended August 31, 2020, the Trust engaged in such purchase and sale transactions totaling $42,845,385 and $16,051,042, respectively.

NOTE 7 — COMMITMENTS

Effective July 8, 2020, the Trust has entered into an extension of an existing revolving credit agreement, collateralized by assets of the Trust, to borrow up to $300 million maturing August 21, 2020. Effective August 21, 2020, the Board approved an extension with a maturity date of September 21, 2020. Effective September 21, 2020, the Board approved an additional extension with a maturity date of October 21, 2020. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prior to July 8, 2020, the predecessor credit agreement was for $390 million, which matured on July 8, 2020. The amount of borrowings outstanding at August 31, 2020, was $272.7 million. The weighted average interest rate on outstanding borrowings at August 31, 2020 was 1.12%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 27.59% of total assets at August 31, 2020. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the period ended August 31, 2020 were $252,628,804 and the average annualized interest rate was 1.70% excluding other fees related to the unused portion of the facility, and other fees.

As of August 31, 2020, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Pathway Vet Alliance LLC 2020 Delayed Draw Term Loan	$83,808
Total	$83,808

NOTE 8 — RIGHTS AND OTHER OFFERINGS

As of August 31, 2020, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
6/30/2015	25,000,000	24,788,839
6/30/2015	5,000,000	5,000,000

As of August 31, 2020, the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of August 31, 2020, the Trust held no subordinated loans or unsecured loans.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased net of commissions	Net increase (decrease)
period ended	#	#	($)	($)
08-31-20	(2,420,476)	(2,420,476)	(10,087,282)	(10,087,282)
02-29-20	—	—	—	—

Share Repurchase Program

Effective April 1, 2020, pursuant to an open-market share repurchase program, the Trust may purchase, over the period ending March 31, 2021, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective November 21, 2019, the Trust could have purchased, over the period ended March 31, 2020, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Trust's management, subject to market conditions and investment considerations. There is no assurance that the Trust will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share. The open-market share repurchase program does not obligate the Trust to repurchase any dollar amount or number of its stock.

For the period ended August 31, 2020, the Trust repurchased 2,420,476 shares, representing approximately 1.7% of the Trust's outstanding shares for a net purchase price of $10,087,282 (including commissions of $60,512). Shares were repurchased at a weighted-average discount from NAV per share of 10.70% and a weighted-average price per share of $4.14.

For the year ended February 29, 2020, the Trust had no repurchases.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 29, 2020	Year Ended February 28, 2019
Ordinary Income	Ordinary Income
$45,282,155	$43,804,176

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2020 were:

Undistributed Ordinary	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
Income	Deferred	(Depreciation)	Amount	Character	Expiration
$4,378,650	$(9,461,372)	$(45,763,540)	$(1,663,181)	Short-term	None
			(63,440,581)	Long-term	None
$(65,103,762)

The Trust's major tax jurisdictions are U.S. federal and Arizona state.

As of August 31, 2020, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — MARKET DISRUPTION

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Trust. Any of these occurrences could disrupt the operations of the Trust and of the Trust's service providers.

NOTE 13 — LEGAL PROCEEDINGS

On May 1, 2020, Saba Capital CEF Opportunities 1 Ltd. ("Saba") filed a Verified Complaint and an Application for Preliminary Injunction in Maricopa County Superior Court, Phoenix, Arizona (the "Superior Court"), naming as defendants the Trust, Voya Investments, and the individuals serving on the Trust's Board. Saba sought a preliminary injunction and permanent equitable relief from the court, primarily in the form of an order striking certain amendments to the Trust's bylaws which related to the voting standard to be employed at Board elections, as adopted by the Board on April 13, 2020, and awarding various other forms of declaratory and unspecified monetary relief. Defendants filed a Motion to Dismiss the Verified Complaint and an Opposition to Saba's Application for Preliminary Injunction on May 20, 2020. On June 26, 2020, after a hearing, the court granted Saba's application for a preliminary injunction, ruling that the named defendants are preliminarily enjoined from applying the voting standard set forth in the April 13, 2020, bylaw amendments, and that the Trust shall conduct the Board election in accordance with the previous voting standard. On July 1, Defendants filed an emergency motion with the Superior Court asking for a stay of the preliminary injunction pending a planned appealed from the superior court's June 24 order, which the superior court denied on July 6. On July 2, Defendants filed an expedited

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of August 31, 2020 (Unaudited) (continued)

NOTE 13 — LEGAL PROCEEDINGS (continued)

"special action" appeal to the Arizona Court of Appeals, and sought a stay of the superior court's June 24 order in connection with that expedited appeal. On July 7, the Court of Appeals declined jurisdiction over the "special action" and denied the appellate motion to stay the preliminary injunction as moot. On July 7, Defendants filed an amended notice of appeal indicating that they would pursue a non-expedited "direct appeal" to the Arizona Court of Appeals, and sought another emergency stay of the superior court's June 24 order in connection with that ordinary-course appeal. The Court of Appeals again denied the stay request. The annual shareholder meeting proceeded, and the Board election was done in accordance with the previous voting standard. On September 30, 2020 (1) the preliminary injunction order entered on June 26, 2020 was vacated as moot, and (2) the case was dismissed with prejudice.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

The Trust has made a change in accounting principles and adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 ("ASU 2018-13"), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Trust's adoption was limited to changes in the Trust's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Trust has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to August 31, 2020, the Trust paid the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.0140	8/31/20	9/10/20	9/22/20
$0.0140	9/30/20	10/13/20	10/22/20

Line of Credit extension: On October 21, 2020, the Board approved the extension of the revolving credit agreement at a reduced facility amount of $240 million, effective October 21, 2020. The credit agreement matures on April 21, 2021.

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 139.5%
	Aerospace & Defense: 2.9%
1,052,363	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 4.650%, (US0006M + 3.500%), 01/17/27	$1,030,000	0.1
1,295,000	Amentum Government Services Holdings LLC Term Loan B, 4.156%, (US0001M + 4.000%), 02/01/27	1,294,596	0.2
6,247,703	American Airlines, Inc. 2018 Term Loan B, 1.920%, (US0001M + 1.750%), 06/27/25	3,936,053	0.6
430,000	Delta Air Lines, Inc. 2020 Term Loan B, 5.750%, (US0003M + 4.750%), 04/29/23	429,798	0.1
2,643,375	KBR, Inc. 2020 Term Loan B, 2.906%, (US0001M + 2.750%), 02/05/27	2,633,462	0.4
4,439,539	Maxar Technologies Ltd. Term Loan B, 2.906%, (US0001M + 2.750%), 10/04/24	4,312,826	0.6
2,287,688	Science Applications International Corporation 2020 Incremental Term Loan B, 2.406%, (US0001M + 2.250%), 03/12/27	2,277,203	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,382,157	TransDigm, Inc. 2020 Term Loan E, 2.406%, (US0001M + 2.250%), 05/30/25	$4,168,527	0.6
		20,082,465	2.9
	Auto Components: 0.6%
295,000	Broadstreet Partners, Inc. 2020 Incremental Term Loan B, 4.750%, (US0001M + 3.750%), 01/27/27	291,866	0.0
4,052,528	Broadstreet Partners, Inc. 2020 Term Loan B, 3.406%, (US0001M + 3.250%), 01/27/27	3,933,485	0.6
		4,225,351	0.6
	Automotive: 5.3%
3,594,435	American Axle and Manufacturing, Inc. Term Loan B, 3.000%, (US0001M + 2.250%), 04/06/24	3,513,000	0.5
1,076,375	Autokiniton US Holdings, Inc. Term Loan, 5.906%, (US0001M + 5.750%), 05/22/25	1,030,629	0.1
782,866	Belron Finance US LLC 2018 Term Loan B, 2.754%, (US0003M + 2.500%), 11/13/25	774,059	0.1
1,268,857	Belron Finance US LLC 2019 USD Term Loan B, 2.768%, (US0003M + 2.500%), 10/30/26	1,249,296	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Automotive (continued)
	5,117,753	Belron Finance US LLC USD Term Loan B, 2.742%, (US0003M + 2.500%), 11/07/24	$5,050,582	0.7
	1,297,648	Bright Bidco B.V. 2018 Term Loan B, 4.572%, (US0003M + 3.500%), 06/30/24	582,827	0.1
	5,438,900	Clarios Global LP USD Term Loan B, 3.659%, (US0001M + 3.500%), 04/30/26	5,347,119	0.8
	587,050	Dealer Tire, LLC 2020 Term Loan B, 4.406%, (US0001M + 4.250%), 12/12/25	575,309	0.1
EUR	1,161,165	Gates Global LLC 2017 EUR Repriced Term Loan B, 3.000%, (EUR003M + 3.000%), 04/01/24	1,347,224	0.2
	5,135,795	Gates Global LLC 2017 USD Repriced Term Loan B, 3.750%, (US0001M + 2.750%), 04/01/24	5,081,869	0.7
	1,255,875	Holley Purchaser, Inc. Term Loan B, 5.261%, (US0003M + 5.000%), 10/24/25	1,193,081	0.2
	608,437	IXS Holdings, Inc. 2020 Term Loan B, 6.000%, (US0003M + 5.000%), 03/05/27	597,789	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
5,458,446	KAR Auction Services, Inc. 2019 Term Loan B6, 2.438%, (US0001M + 2.250%), 09/19/26	$5,308,338	0.8
1,997,649	Truck Hero, Inc. 1st Lien Term Loan, 3.906%, (US0001M + 3.750%), 04/22/24	1,941,049	0.3
2,987,494	Wand NewCo 3, Inc. 2020 Term Loan, 4.072%, (US0003M + 3.000%), 02/05/26	2,882,931	0.4
		36,475,102	5.3
	Basic Materials: 0.1%
738,670	HB Fuller - TL B 1L, 2.158%, (US0001M + 2.000%), 10/20/24	723,897	0.1
	Beverage & Tobacco: 0.5%
3,352,884	Sunshine Investments B.V. USD Term Loan B3, 3.515%, (US0003M + 3.250%), 03/28/25	3,283,730	0.5
	Brokers, Dealers & Investment Houses: 1.1%
6,947,007	Brookfield Property REIT Inc. 1st Lien Term Loan B, 2.656%, (US0001M + 2.500%), 08/27/25	5,623,817	0.8
1,925,675	Forest City Enterprises, L.P. 2019 Term Loan B, 3.656%, (US0001M + 3.500%), 12/08/25	1,870,312	0.3
		7,494,129	1.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Building & Development: 4.2%
	1,275,330	Advanced Drainage Systems Inc Term Loan B, 2.438%, (US0001M + 2.250%), 07/31/26	$1,268,953	0.2
	4,282,191	Core & Main LP 2017 Term Loan B, 3.750%, (US0006M + 2.750%), 08/01/24	4,201,900	0.6
EUR	1,000,000	Esmalglass-Itaca Group 2020 EUR Term Loan, 4.741%, (EUR003M + 4.500%), 02/12/27	1,104,843	0.1
	4,269,971	GYP Holdings III Corp. 2018 Term Loan B, 2.906%, (US0001M + 2.750%), 06/01/25	4,219,265	0.6
	1,857,625	Henry Company LLC Term Loan B, 5.000%, (US0001M + 4.000%), 10/05/23	1,852,401	0.3
	1,600,962	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 4.156%, (US0001M + 4.000%), 05/30/25	1,528,918	0.2
EUR	1,000,000	LSF10 Edilians Investments S.a r.l. EUR Term Loan B2, 4.250%, (EUR003M + 4.250%), 10/10/25	1,160,036	0.2
EUR	2,599,655	LSF10 XL Bidco S.C.A. EUR Term Loan B3, 4.000%, (EUR003M + 4.000%), 10/12/26	2,910,620	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,680,333	MX Holdings US, Inc. Term Loan B1B, 3.500%, (US0001M + 2.750%), 07/31/25	$2,668,606	0.4
4,288,510	Quikrete Holdings Inc Term Loan, 2.656%, (US0001M + 2.500%), 02/01/27	4,189,874	0.6
1,985,728	Werner FinCo LP 2017 Term Loan, 5.000%, (US0001M + 4.000%), 07/24/24	1,941,049	0.3
2,463,825	Zekelman Industries, Inc. 2020 Term Loan, 2.171%, (US0003M + 2.000%), 01/24/27	2,394,530	0.3
		29,440,995	4.2
	Business Equipment & Services: 14.1%
1,375,256	24-7 Intouch Inc 2018 Term Loan, 4.906%, (US0001M + 4.750%), 08/25/25	1,265,236	0.2
6,491,974	AlixPartners, LLP 2017 Term Loan B, 2.656%, (US0001M + 2.500%), 04/04/24	6,360,394	0.9
530,000	AqGen Ascensus, Inc. 2020 Term Loan, 4.241%, (US0003M + 4.000%), 12/13/26	527,350	0.1
1,852,613	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/24	1,832,928	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services (continued)
1,595,000	Asplundh Tree Expert, LLC Term Loan B, 2.741%, (US0003M + 2.500%), 08/18/27	$1,597,193	0.2
1,248,977	Big Ass Fans, LLC 2018 Term Loan, 4.750%, (US0003M + 3.750%), 05/21/24	1,117,835	0.2
865,000	Cardtronics USA, Inc. Term Loan B, 5.000%, (US0001M + 4.000%), 06/29/27	866,802	0.1
2,409,969	Castle US Holding Corporation USD Term Loan B, 4.058%, (US0003M + 3.750%), 01/29/27	2,331,645	0.3
2,259,759	Convergint Technologies LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 02/03/25	2,165,839	0.3
4,113,238	EIG Investors Corp. 2018 1st Lien Term Loan, 4.750%, (US0003M + 3.750%), 02/09/23	4,108,097	0.6
2,138,804	Ellie Mae, Inc. Term Loan, 4.058%, (US0003M + 3.750%), 04/17/26	2,139,807	0.3
2,605,728	EVO Payments International LLC 2018 1st Lien Term Loan, 3.410%, (US0001M + 3.250%), 12/22/23	2,565,013	0.4
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,999,920		Financial & Risk US Holdings, Inc. 2018 USD Term Loan, 3.406%, (US0001M + 3.250%), 10/01/25	$1,985,099	0.3
	1,850,138		Flexential Intermediate Corporation 2017 1st Lien Term Loan, 3.808%, (US0003M + 3.500%), 08/01/24	1,561,516	0.2
	473,460		Flexential Intermediate Corporation 2nd Lien Term Loan, 7.587%, (US0003M + 7.250%), 08/01/25	233,869	0.1
	2,256,617		GreenSky Holdings, LLC 2018 Term Loan B, 3.438%, (US0001M + 3.250%), 03/31/25	2,183,277	0.3
EUR	1,245,886		ION Trading Technologies S.a.r.l. EUR Incremental Term Loan B, 4.250%, (EUR003M + 3.250%), 11/21/24	1,445,582	0.2
	1,009,212		ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.072%, (US0003M + 4.000%), 11/21/24	991,130	0.2
	1,976,440	(1)	IQOR US Inc. 2nd Lien Term Loan, 8.991%, (US0003M + 8.750%), 04/01/22	90,586	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
231,494		IQOR US Inc. Super Priority Term Loan, 10.155%, (US0001M + 10.000%), 08/23/20	$217,605	0.0
2,954,042	(1)	IQOR US Inc. Term Loan B, 5.241%, (US0003M + 5.000%), 04/01/21	1,944,743	0.3
1,891,849		KUEHG Corp. 2018 Incremental Term Loan, 4.750%, (US0003M + 3.750%), 02/21/25	1,755,163	0.3
2,230,000		Milano Acquisition Corp Term Loan, 4.241%, (US0003M + 4.000%), 08/13/27	2,218,850	0.3
1,050,000		Misys (Finastra) USD 2nd Lien Term Loan, 8.250%, (US0006M + 7.250%), 06/13/25	982,406	0.1
1,817,355		NeuStar, Inc. 2018 Term Loan B4, 4.572%, (US0003M + 3.500%), 08/08/24	1,713,538	0.2
2,493,557		Nielsen Finance LLC USD Term Loan B4, 2.155%, (US0001M + 2.000%), 10/04/23	2,443,514	0.4
2,641,486		PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.500%, (US0003M + 3.500%), 01/03/25	2,501,707	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,201,642	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 3.406%, (US0001M + 3.250%), 05/01/25	$4,079,092	0.6
1,475,000	Presidio, Inc. 2020 Term Loan B, 3.770%, (US0003M + 3.500%), 01/22/27	1,456,563	0.2
6,235,186	Red Ventures, LLC 2020 Term Loan B2, 2.656%, (US0001M + 2.500%), 11/08/24	6,002,664	0.9
250,000	Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.156%, (US0001M + 7.000%), 05/29/26	236,875	0.0
1,391,600	Renaissance Learning, Inc. 2018 Add On Term Loan, 3.406%, (US0001M + 3.250%), 05/30/25	1,370,378	0.2
1,672,125	Research Now Group, Inc. 2017 1st Lien Term Loan, 6.500%, (US0006M + 5.500%), 12/20/24	1,588,519	0.2
842,888	Rockwood Service Corporation 2020 Term Loan, 4.558%, (US0003M + 4.250%), 01/23/27	838,673	0.1
4,398,082	Solera Holdings, Inc. USD Term Loan B, 2.938%, (US0002M + 2.750%), 03/03/23	4,328,448	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Business Equipment & Services (continued)
	4,653,650	Staples, Inc. 7 Year Term Loan, 5.251%, (US0003M + 5.000%), 04/16/26	$3,973,053	0.6
	1,412,180	SurveyMonkey Inc. 2018 Term Loan B, 3.860%, (US0001W + 3.750%), 10/10/25	1,412,180	0.2
EUR	875,000	Techem Verwaltungsgesellschaft 675 mbH EUR Term Loan B4, 2.625%, (EUR002M + 2.625%), 07/15/25	1,025,364	0.1
	4,400,934	Verifone Systems, Inc. 2018 1st Lien Term , 4.253%, (US0003M + 4.000%), 08/20/25	3,988,346	0.6
EUR	1,000,000	Verisure Holding AB 2020 EUR Term Loan B, 4.000%, (EUR003M + 4.000%), 07/20/26	1,190,926	0.2
EUR	1,413,639	Verisure Holding AB EUR Term Loan B1E, 3.000%, (EUR006M + 3.000%), 10/20/22	1,674,525	0.2
	2,974,263	Verra Mobility Corporation 2020 Term Loan B, 3.558%, (US0003M + 3.250%), 02/28/25	2,911,060	0.4
	4,243,204	Verscend Holding Corp. 2018 Term Loan B, 4.656%, (US0001M + 4.500%), 08/27/25	4,225,522	0.6
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,568,563	VS Buyer, LLC Term Loan B, 3.406%, (US0001M + 3.250%), 02/28/27	$2,542,877	0.4
2,021,879	West Corporation 2017 Term Loan, 5.000%, (US0003M + 4.000%), 10/10/24	1,811,688	0.3
1,827,700	West Corporation 2018 Term Loan B1, 4.500%, (US0003M + 3.500%), 10/10/24	1,625,674	0.2
2,189,063	Yak Access, LLC 2018 1st Lien Term Loan B, 5.308%, (US0003M + 5.000%), 07/11/25	1,840,636	0.3
525,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 10.297%, (US0003M + 10.000%), 07/10/26	375,375	0.0
		97,645,162	14.1
	Cable & Satellite Television: 4.5%
4,672,980	Charter Communications Operating, LLC 2019 Term Loan B2, 1.910%, (US0001M + 1.750%), 02/01/27	4,595,217	0.7
7,654,933	CSC Holdings, LLC 2019 Term Loan B5, 2.658%, (US0001M + 2.500%), 04/15/27	7,430,070	1.1
4,099,618	Radiate Holdco, LLC 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 02/01/24	4,045,240	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cable & Satellite Television (continued)
3,858,131	Telesat Canada Term Loan B5, 2.910%, (US0001M + 2.750%), 12/07/26	$3,754,926	0.5
1,930,000	UPC Broadband Holding B.V. 2020 USD Term Loan B, 2.412%, (US0001M + 2.250%), 04/30/28	1,882,352	0.3
1,345,000	UPC Broadband Holding B.V. 2020 USD Term Loan B1, 3.741%, (US0003M + 3.500%), 01/31/29	1,333,232	0.2
1,345,000	UPC Broadband Holding B.V. 2020 USD Term Loan B2, 3.741%, (US0003M + 3.500%), 01/31/29	1,333,231	0.2
3,124,231	Virgin Media Bristol LLC USD Term Loan N, 2.662%, (US0001M + 2.500%), 01/31/28	3,050,246	0.4
3,820,173	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/23	3,775,286	0.5
		31,199,800	4.5
	Chemicals & Plastics: 4.2%
2,308,560	Alpha 3 B.V. 2017 Term Loan B1, 4.000%, (US0003M + 3.000%), 01/31/24	2,284,994	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	863,475	Ascend Performance Materials Operations LLC 2019 Term Loan B, 6.250%, (US0003M + 5.250%), 08/27/26	$861,676	0.1
	3,950,425	Axalta Coating Systems US Holdings Inc. USD Term Loan B3, 2.058%, (US0003M + 1.750%), 06/01/24	3,858,720	0.6
	2,058,000	Composite Resins Holding B.V. 2018 Term Loan B, 5.475%, (US0006M + 4.250%), 08/01/25	2,045,138	0.3
	455,000	Diamond (BC) B.V. 2020 USD Incremental Term Loan, 6.000%, (US0003M + 5.000%), 09/06/24	451,872	0.1
EUR	975,000	Diamond (BC) B.V. EUR Term Loan, 3.250%, (EUR003M + 3.250%), 09/06/24	1,107,764	0.1
	1,312,887	Diamond (BC) B.V. USD Term Loan, 3.260%, (US0003M + 3.000%), 09/06/24	1,244,233	0.2
	850,000	Emerald Performance Materials, LLC 2020 Term Loan B, 5.000%, (US0001M + 4.000%), 08/12/25	852,125	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Chemicals & Plastics (continued)
	2,371,589	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/24	$2,333,050	0.3
	1,659,725	Polar US Borrower, LLC 2018 1st Lien Term Loan, 4.905%, (US0001M + 4.750%), 10/15/25	1,582,963	0.2
	440,000	PQ Corporation 2020 USD Incremental Term Loan B, 4.000%, (US0003M + 3.000%), 02/07/27	439,450	0.1
EUR	1,000,000	Specialty Chemicals Holding BV EUR Term Loan B, 4.500%, (EUR006M + 4.500%), 03/15/27	1,173,212	0.2
	4,809,959	Starfruit Finco B.V 2018 USD Term Loan B, 3.164%, (US0001M + 3.000%), 10/01/25	4,697,440	0.7
	3,105,879	Tronox Finance LLC Term Loan B, 3.219%, (US0001M + 3.000%), 09/23/24	3,049,029	0.4
	3,000,000	Univar Inc. 2017 USD Term Loan B, 2.406%, (US0001M + 2.250%), 07/01/24	2,942,499	0.4
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
562,175			Univar Inc. 2019 USD Term Loan B5, 2.156%, (US0001M + 2.000%), 07/01/26	$550,580	0.1
				29,474,745	4.2
			Clothing/Textiles: 0.1%
719,586			Varsity Brands, Inc. 2017 Term Loan B, 4.500%, (US0001M + 3.500%), 12/15/24	594,108	0.1
			Consumer, Cyclical: 0.2%
1,555,632	(1	),(2),(3)	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 3.741%, (US0003M + 3.500%), 05/30/25	311,127	0.0
1,305,000			Mileage Plus Holdings LLC 2020 Term Loan B, 6.250%, (US0003M + 5.250%), 06/25/27	1,317,024	0.2
				1,628,151	0.2
			Consumer, Non-cyclical: 0.2%
1,493,671			Lifescan Global Corporation 2018 1st Lien Term Loan, 6.241%, (US0003M + 6.000%), 10/01/24	1,417,120	0.2
			Containers & Glass Products: 6.1%
797,050			Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.000%, (US0003M + 3.000%), 04/22/24	768,157	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Containers & Glass Products (continued)
6,062,331	Berry Global, Inc. Term Loan Y, 2.155%, (US0001M + 2.000%), 07/01/26	$5,902,437	0.8
3,560,832	BWAY Holding Company 2017 Term Loan B, 3.523%, (US0003M + 3.250%), 04/03/24	3,387,982	0.5
3,832,787	Charter NEX US, Inc. Incremental Term Loan, 3.406%, (US0001M + 3.250%), 05/16/24	3,786,476	0.5
1,992,987	Consolidated Container Company LLC 2017 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 05/22/24	1,983,333	0.3
2,409,485	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.000%, (US0003M + 3.000%), 12/29/23	2,335,193	0.3
5,538,438	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 3.546%, (US0003M + 3.250%), 06/29/25	5,316,325	0.8
905,000	Graham Packaging Company Inc. Term Loan, 4.500%, (US0001M + 3.750%), 08/04/27	904,623	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,765,000	Plastipak Packaging, Inc. 2018 Term Loan B, 2.670%, (US0001M + 2.500%), 10/14/24	$1,747,129	0.3
960,000	Plaze, Inc. 2020 Incremental Term Loan, 4.491%, (US0003M + 4.250%), 08/03/26	931,200	0.1
460,000	Proampac AC Borrower LLC Second Lien Term Loan, 9.500%, (US0002M + 8.500%), 11/18/24	424,925	0.1
4,029,374	Reynolds Consumer Products LLC Term Loan, 1.906%, (US0001M + 1.750%), 02/04/27	3,983,766	0.6
6,575,832	Reynolds Group Holdings Inc. USD 2017 Term Loan, 2.906%, (US0001M + 2.750%), 02/05/23	6,500,939	0.9
2,761,778	Ring Container Technologies Group, LLC 1st Lien Term Loan, 2.906%, (US0001M + 2.750%), 10/31/24	2,704,242	0.4
550,000	Tosca Services, LLC 2020 Term Loan B, 5.250%, (US0001M + 4.250%), 07/28/27	552,063	0.1
1,177,572	TricorBraun Hldgs Inc First Lien Term Loan, 5.200%, (US0003M + 3.750%), 11/30/23	1,163,343	0.2
		42,392,133	6.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Cosmetics/Toiletries: 0.5%
2,377,650	Anastasia Parent, LLC 2018 Term Loan B, 4.058%, (US0003M + 3.750%), 08/11/25	$1,019,665	0.2
2,436,470	Wellness Merger Sub, Inc. 1st Lien Term Loan, 4.256%, (US0003M + 4.000%), 06/30/24	2,390,786	0.3
		3,410,451	0.5
	Drugs: 0.6%
2,890,154	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 5.000%, (US0003M + 4.250%), 04/29/24	2,796,946	0.4
1,639,859	Horizon Therapeutics USA Inc Term Loan B, 2.438%, (US0001M + 2.250%), 05/22/26	1,623,461	0.2
		4,420,407	0.6
	Ecological Services & Equipment: 1.2%
5,561,366	ADS Waste Holdings Inc. Term Loan, 3.000%, (US0001W + 2.250%), 11/10/23	5,549,198	0.8
2,936,684	GFL Environmental Inc. 2018 USD Term Loan B, 4.000%, (US0001M + 3.000%), 05/30/25	2,919,935	0.4
		8,469,133	1.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical: 20.4%
2,138,541	ASG Technologies Group, Inc. 2018 Term Loan, 4.500%, (US0001M + 3.500%), 07/31/24	$2,007,555	0.3
3,125,764	Barracuda Networks, Inc. 1st Lien Term Loan, 4.250%, (US0003M + 3.250%), 02/12/25	3,095,288	0.5
3,797,014	BMC Software Finance, Inc. 2018 USD Term Loan B, 4.406%, (US0001M + 4.250%), 10/02/25	3,736,668	0.5
633,684	Brave Parent Holdings, Inc. 1st Lien Term Loan, 4.156%, (US0001M + 4.000%), 04/18/25	624,971	0.1
2,182,500	By Crown Parent, LLC Term Loan B1, 4.000%, (US0001M + 3.000%), 01/31/26	2,171,588	0.3
1,053,851	CentralSquare Technologies, LLC 2018 1st Lien Term Loan, 3.906%, (US0001M + 3.750%), 08/29/25	941,615	0.1
1,797,975	Cohu, Inc. 2018 Term Loan B, 3.156%, (US0001M + 3.000%), 10/01/25	1,730,551	0.3
1,700,000	Cornerstone OnDemand, Inc. Term Loan B, 4.433%, (US0001M + 4.250%), 04/22/27	1,698,584	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
	4,954,849	Dell International LLC 2019 Term Loan B, 2.750%, (US0001M + 2.000%), 09/19/25	$4,926,671	0.7
	2,816,580	Dynatrace LLC 2018 1st Lien Term Loan, 2.406%, (US0001M + 2.250%), 08/22/25	2,782,694	0.4
	1,664,650	EagleView Technology Corporation 2018 Add On Term Loan B, 3.756%, (US0003M + 3.500%), 08/14/25	1,616,445	0.2
	563,500	Electrical Components International, Inc. 2018 1st Lien Term Loan, 4.406%, (US0001M + 4.250%), 06/26/25	498,698	0.1
	2,860,000	Epicor Software Corporation 2020 Term Loan, 5.250%, (US0001M + 4.250%), 07/30/27	2,864,467	0.4
	1,733,793	Exact Merger Sub LLC 1st Lien Term Loan, 5.250%, (US0003M + 4.250%), 09/27/24	1,726,568	0.3
EUR	990,000	GlobalFoundries Inc EUR Term Loan B, 5.000%, (EUR003M + 5.000%), 06/05/26	1,178,463	0.2
	1,697,850	GlobalFoundries Inc USD Term Loan B, 5.063%, (US0003M + 4.750%), 06/05/26	1,702,095	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	4,982,904	Go Daddy Operating Company, LLC 2017 Repriced Term Loan, 1.906%, (US0001M + 1.750%), 02/15/24	$4,894,368	0.7
EUR	1,915,924	Greeneden U.S. Holdings II, LLC 2018 EUR Term Loan B, 3.500%, (EUR003M + 3.500%), 12/01/23	2,251,119	0.3
	1,830,729	Helios Software Holdings, Inc. USD Term Loan, 5.322%, (US0006M + 4.250%), 10/24/25	1,803,268	0.3
	5,055,950	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.000%, (US0001M + 3.250%), 07/01/24	5,002,862	0.7
	2,081,481	Imperva, Inc. 1st Lien Term Loan, 5.000%, (US0003M + 4.000%), 01/12/26	2,049,218	0.3
	1,040,000	Imperva, Inc. 2nd Lien Term Loan, 8.750%, (US0003M + 7.750%), 01/10/27	1,005,334	0.1
	4,009,950	Informatica LLC 2020 USD Term Loan B, 3.406%, (US0001M + 3.250%), 02/25/27	3,931,183	0.6
	2,395,000	LogMeIn, Inc. Term Loan B, 3.991%, (US0003M + 3.750%), 08/14/27	2,339,616	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
	597,380	MA FinanceCo., LLC USD Term Loan B3, 2.656%, (US0001M + 2.500%), 06/21/24	$567,884	0.1
	6,147,663	McAfee, LLC 2018 USD Term Loan B, 3.906%, (US0001M + 3.750%), 09/30/24	6,106,357	0.9
	5,994,853	MH Sub I, LLC 2017 1st Lien Term Loan, 4.572%, (US0003M + 3.500%), 09/13/24	5,863,093	0.9
	1,510,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 8.572%, (US0006M + 7.500%), 09/15/25	1,500,562	0.2
EUR	1,985,000	OVH Groupe SAS EUR Term Loan B, 3.250%, (EUR001M + 3.250%), 12/04/26	2,314,022	0.3
	3,182,119	Project Boost Purchaser, LLC 2019 Term Loan B, 3.656%, (US0001M + 3.500%), 06/01/26	3,086,656	0.4
	1,580,925	Project Leopard Holdings, Inc. 2019 Term Loan, 5.250%, (US0003M + 4.250%), 07/07/23	1,560,670	0.2
	5,118,825	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 4.511%, (US0003M + 4.250%), 05/16/25	5,024,127	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,610,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 8.511%, (US0003M + 8.250%), 05/18/26	$1,499,312	0.2
6,283,551	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.000%, (US0003M + 3.000%), 11/03/23	6,220,715	0.9
1,580,000	Redstone Buyer LLC Term Loan, 5.241%, (US0003M + 5.000%), 06/29/27	1,580,000	0.2
2,747,999	Riverbed Technology, Inc. 2016 Term Loan, 4.250%, (US0003M + 3.250%), 04/24/22	2,447,436	0.4
890,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 8.511%, (US0003M + 8.250%), 11/27/26	777,081	0.1
3,160,000	Rocket Software, Inc. 2018 Term Loan, 4.406%, (US0001M + 4.250%), 11/28/25	3,060,460	0.5
4,034,254	Seattle Spinco, Inc. USD Term Loan B3, 2.656%, (US0001M + 2.500%), 06/21/24	3,835,063	0.6
1,206,456	Sirius Computer Solutions, Inc. 2020 Term Loan, 3.656%, (US0001M + 3.500%), 07/01/26	1,181,573	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Electronics/Electrical (continued)
4,746,379	(1	),(2),(3)	SkillSoft Corporation 1st Lien Term Loan, 4.991%, (US0003M + 4.750%), 04/28/21	$3,144,476	0.5
232,260			SkillSoft Corporation 2020 DIP Term Loan, 8.500%, (US0001M + 7.500%), 09/14/20	230,809	0.0
226,913			SkillSoft Corporation 2020 First Out Term Loan, 7.741%, (US0003M + 7.500%), 08/07/27	205,697	0.0
6,708,437			SolarWinds Holdings, Inc. 2018 Term Loan B, 2.906%, (US0001M + 2.750%), 02/05/24	6,637,160	1.0
1,350,938			SonicWall US Holdings Inc. 1st Lien Term Loan, 3.753%, (US0003M + 3.500%), 05/16/25	1,300,911	0.2
570,000			SonicWall US Holdings Inc. 2nd Lien Term Loan, 7.753%, (US0003M + 7.500%), 05/18/26	508,250	0.1
2,987,061			SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 1.906%, (US0001M + 1.750%), 04/16/25	2,908,650	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,251,623	SS&C Technologies Inc. 2018 Term Loan B3, 1.906%, (US0001M + 1.750%), 04/16/25	$4,140,018	0.6
1,065,000	Surf Holdings, LLC USD Term Loan, 3.827%, (US0003M + 3.500%), 03/05/27	1,043,256	0.2
1,740,000	Tech Data Corporation ABL Term Loan, 3.500%, (US0001M + 3.500%), 06/30/25	1,747,341	0.3
1,411,636	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 6.072%, (US0003M + 5.000%), 05/29/26	956,384	0.1
1,643,432	TTM Technologies, Inc. 2017 Term Loan, 2.656%, (US0001M + 2.500%), 09/28/24	1,613,986	0.2
4,955,075	Ultimate Software Group Inc(The) Term Loan B, 3.906%, (US0001M + 3.750%), 05/04/26	4,926,271	0.7
2,255,000	Veritas US Inc. 2020 USD Term Loan B, 6.500%, (US0003M + 5.500%), 09/01/25	2,216,241	0.3
2,274,900	Vertafore, Inc. 2018 1st Lien Term Loan, 3.406%, (US0001M + 3.250%), 07/02/25	2,274,900	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Electronics/Electrical (continued)
665,946	Web.com Group, Inc. 2018 2nd Lien Term Loan, 7.933%, (US0001M + 7.750%), 10/09/26	$632,649	0.1
1,635,616	Web.com Group, Inc. 2018 Term Loan B, 3.933%, (US0001M + 3.750%), 10/10/25	1,585,186	0.2
2,370,000	Xperi Corporation 2020 Term Loan B, 4.156%, (US0001M + 4.000%), 06/01/25	2,324,574	0.3
		141,601,659	20.4
	Financial: 0.1%
1,057,385	Blucora, Inc. 2017 Term Loan B, 5.000%, (US0003M + 4.000%), 05/22/24	1,044,168	0.1
	Financial Intermediaries: 3.7%
3,205,884	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 3.156%, (US0001M + 3.000%), 06/15/25	3,036,238	0.4
1,039,879	Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 2.406%, (US0001M + 2.250%), 04/23/26	995,685	0.1
2,489,666	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 2.906%, (US0001M + 2.750%), 08/21/25	2,396,304	0.4
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,970,000	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 4.750%, (US0001M + 3.750%), 04/09/27	$1,968,152	0.3
4,666,357	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 3.170%, (US0001M + 3.000%), 07/21/25	4,536,086	0.7
2,839,910	First Eagle Holdings, Inc. 2020 Term Loan B, 2.808%, (US0003M + 2.500%), 02/01/27	2,780,576	0.4
2,781,873	Focus Financial Partners, LLC 2020 Term Loan, 2.156%, (US0001M + 2.000%), 07/03/24	2,730,291	0.4
3,780,679	LPL Holdings, Inc. 2019 Term Loan B1, 1.920%, (US0001M + 1.750%), 11/12/26	3,708,611	0.5
668,655	VFH Parent LLC 2019 Term Loan B, 3.164%, (US0001M + 3.000%), 03/01/26	663,083	0.1
2,996,585	Victory Capital Holdings, Inc. 2020 Term Loan B, 2.799%, (US0003M + 2.500%), 07/01/26	2,964,746	0.4
		25,779,772	3.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Food Products: 2.1%
	2,287,719	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 3.662%, (US0001M + 3.500%), 10/01/25	$2,274,564	0.3
	205,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 7.912%, (US0001M + 7.750%), 10/01/26	202,694	0.1
	2,143,267	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/24	2,153,984	0.3
	2,806,191	B&G Foods, Inc. 2019 Term Loan B4, 2.656%, (US0001M + 2.500%), 10/10/26	2,801,808	0.4
	857,500	CHG PPC Parent LLC 2018 Term Loan B, 2.906%, (US0001M + 2.750%), 03/31/25	831,775	0.1
EUR	745,000	Froneri International PLC 2020 EUR Term Loan, 2.625%, (EUR003M + 2.625%), 01/31/27	865,456	0.1
	2,212,711	Froneri International PLC 2020 USD Term Loan, 2.406%, (US0001M + 2.250%), 01/31/27	2,136,252	0.3
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,518,863			IRB Holding Corp 2020 Term Loan B, 3.750%, (US0003M + 2.750%), 02/05/25	$3,397,353	0.5
605,000	(1	),(2),(3)	NPC International, Inc. 2nd Lien Term Loan, 7.741%, (US0003M + 7.500%), 04/18/25	43,359	0.0
				14,707,245	2.1
			Food Service: 2.1%
1,994,987			1011778 B.C. Unlimited Liability Company Term Loan B4, 1.906%, (US0001M + 1.750%), 11/19/26	1,924,451	0.3
481,996			Fogo De Chao, Inc. 2018 Add On Term Loan, 5.250%, (US0003M + 4.250%), 04/07/25	399,253	0.1
4,320,457			Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.250%, (US0001M + 2.500%), 10/04/23	3,881,209	0.6
3,187,755			Hearthside Food Solutions, LLC 2018 Term Loan B, 3.844%, (US0001M + 3.688%), 05/23/25	3,110,054	0.4
2,461,400			US Foods, Inc. 2019 Term Loan B, 3.072%, (US0003M + 2.000%), 09/13/26	2,370,328	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Food Service (continued)
	3,000,000		Welbilt, Inc. 2018 Term Loan B, 2.656%, (US0001M + 2.500%), 10/23/25	$2,707,500	0.4
				14,392,795	2.1
			Food/Drug Retailers: 1.7%
EUR	1,000,000		CD&R Firefly Bidco Limited 2018 EUR Term Loan B2, 3.500%, (EUR006M + 3.500%), 06/23/25	1,171,721	0.2
	3,734,307		EG Finco Limited 2018 USD Term Loan, 5.072%, (US0006M + 4.000%), 02/07/25	3,630,945	0.5
	1,035,741		Moran Foods LLC 2020 2nd Lien Term Loan, 11.750%, (US0003M + 10.750%), 10/01/24	802,699	0.1
	812,430		Moran Foods LLC 2020 Term Loan, 8.000%, (US0003M + 7.000%), 04/01/24	787,042	0.1
	1,468,900		Portillos Holdings, LLC 2019 1st Lien Term Loan B3, 6.500%, (US0003M + 5.500%), 09/06/24	1,397,291	0.2
	3,802,100		United Natural Foods, Inc. Term Loan B, 4.406%, (US0001M + 4.250%), 10/22/25	3,720,625	0.6
				11,510,323	1.7
		Forest Products: 0.3%
	1,873,356		LABL, Inc. 2019 USD Term Loan, 4.656%, (US0001M + 4.500%), 07/01/26	1,849,355	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care: 9.9%
778,150	Accelerated Health Systems, LLC Term Loan B, 3.662%, (US0001M + 3.500%), 10/31/25	$760,641	0.1
2,057,167	Air Methods Corporation 2017 Term Loan B, 4.500%, (US0003M + 3.500%), 04/22/24	1,828,307	0.3
4,718,342	Bausch Health Companies, Inc. 2018 Term Loan B, 3.183%, (US0001M + 3.000%), 06/02/25	4,648,303	0.7
4,642,251	Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0003M + 2.500%), 03/01/24	4,569,232	0.7
1,170,000	Da Vinci Purchaser Corp. 2019 Term Loan, 5.238%, (US0003M + 4.000%), 01/08/27	1,164,150	0.2
3,631,164	DaVita, Inc. 2020 Term Loan B, 1.906%, (US0001M + 1.750%), 08/12/26	3,567,619	0.5
1,704,855	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/25	1,606,826	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Health Care (continued)
4,599,353	Envision Healthcare Corporation 2018 1st Lien Term Loan, 3.906%, (US0001M + 3.750%), 10/10/25	$3,357,528	0.5
4,115,207	ExamWorks Group, Inc. 2017 Term Loan, 4.322%, (US0003M + 3.250%), 07/27/23	4,115,207	0.6
5,567,035	Global Medical Response, Inc. 2018 Term Loan B1, 4.250%, (US0003M + 3.250%), 04/28/22	5,527,269	0.8
2,645,847	GoodRx, Inc. 1st Lien Term Loan, 2.906%, (US0001M + 2.750%), 10/10/25	2,623,521	0.4
2,974,389	Inovalon Holdings, Inc. 2020 Term Loan B1, 3.188%, (US0001M + 3.000%), 04/02/25	2,937,209	0.4
6,261,740	Jaguar Holding Company II 2018 Term Loan, 3.500%, (US0001M + 2.500%), 08/18/22	6,254,301	0.9
853,550	Medical Solutions L.L.C. 2017 Term Loan, 5.500%, (US0001M + 4.500%), 06/14/24	827,943	0.1
4,163,141	MPH Acquisition Holdings LLC 2016 Term Loan B, 3.750%, (US0003M + 2.750%), 06/07/23	4,129,749	0.6
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	3,277,599		Ortho-Clinical Diagnostics SA 2018 Term Loan B, 3.406%, (US0001M + 3.250%), 06/30/25	$3,170,258	0.4
	83,808	(4)	Pathway Vet Alliance LLC 2020 Delayed Draw Term Loan, 4.052%, (US0003M + 4.000%), 03/31/27	82,341	0.0
	1,028,614		Pathway Vet Alliance LLC 2020 Term Loan, 4.156%, (US0001M + 4.000%), 03/31/27	1,010,614	0.1
	2,757,220		Phoenix Guarantor Inc 2020 Term Loan B, 3.412%, (US0001M + 3.250%), 03/05/26	2,714,483	0.4
	3,070,485		RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 3.906%, (US0001M + 3.750%), 11/17/25	3,015,793	0.4
	2,623,425		Sotera Health Holdings, LLC 2019 Term Loan, 5.500%, (US0001M + 4.500%), 12/11/26	2,622,769	0.4
EUR	1,000,000		Sunrise Medical 2018 EUR Term Loan B, 3.000%, (EUR003M + 3.000%), 04/16/25	1,166,002	0.2
	3,994,550		Vizient, Inc. 2020 Term Loan B6, 2.156%, (US0001M + 2.000%), 05/06/26	3,912,993	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
	2,915,447	Wink Holdco, Inc 1st Lien Term Loan B, 4.000%, (US0001M + 3.000%), 12/02/24	$2,853,494	0.4
			68,466,552	9.9
		Home Furnishings: 0.4%
	2,714,488	Prime Security Services Borrower, LLC 2019 Term Loan B1, 4.250%, (US0001M + 3.250%), 09/23/26	2,709,680	0.4
		Industrial: 0.6%
	4,613,033	NCI Building Systems, Inc. 2018 Term Loan, 3.918%, (US0001M + 3.750%), 04/12/25	4,545,277	0.6
		Industrial Equipment: 3.2%
	2,902,919	APi Group DE, Inc. Term Loan B, 2.656%, (US0001M + 2.500%), 10/01/26	2,864,365	0.4
EUR	1,000,000	Boels Topholding BV 2020 EUR Term Loan B, 4.000%, (EUR001M + 4.000%), 01/14/27	1,165,222	0.2
	822,475	CPM Holdings, Inc. 2018 1st Lien Term Loan, 3.952%, (US0001M + 3.750%), 11/17/25	763,874	0.1
	1,431,046	EWT Holdings III Corp. 2020 Term Loan, 2.906%, (US0001M + 2.750%), 12/20/24	1,415,305	0.2
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,075,913	Filtration Group Corporation 2018 1st Lien Term Loan, 3.156%, (US0001M + 3.000%), 03/29/25	$4,015,198	0.6
5,243,212	Gardner Denver, Inc. 2020 USD Term Loan B2, 1.906%, (US0001M + 1.750%), 03/01/27	5,095,337	0.7
2,188,463	Granite Holdings US Acquisition Co. Term Loan B, 6.322%, (US0003M + 5.250%), 09/30/26	2,128,280	0.3
1,214,939	Kenan Advantage Group, Inc. 2015 Term Loan, 4.000%, (US0001M + 3.000%), 07/31/22	1,158,900	0.2
370,010	Kenan Advantage Group, Inc. CAD Term Loan B, 4.000%, (US0001M + 3.000%), 07/31/22	352,943	0.0
1,100,000	Star US Bidco LLC Term Loan B, 5.250%, (US0001M + 4.250%), 03/17/27	1,045,000	0.2
1,895,000	Vertical Midco GmbH USD Term Loan B, 4.570%, (US0003M + 4.250%), 07/30/27	1,881,314	0.3
		21,885,738	3.2
	Insurance: 7.9%
2,006,057	Achilles Acquisition LLC 2018 Term Loan, 4.188%, (US0001M + 4.000%), 10/13/25	1,965,936	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Insurance (continued)
5,515,451	Acrisure, LLC 2020 Term Loan B, 3.656%, (US0001M + 3.500%), 02/15/27	$5,309,311	0.7
1,470,770	Alera Group Holdings, Inc. 2018 Term Loan B, 5.072%, (US0006M + 4.000%), 08/01/25	1,452,386	0.2
4,694,037	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 2.906%, (US0001M + 2.750%), 05/09/25	4,549,550	0.7
113,850	Alliant Holdings Intermediate, LLC Term Loan B, 3.433%, (US0001M + 3.250%), 05/09/25	111,416	0.0
4,815,242	AmWINS Group, Inc. 2017 Term Loan B, 3.750%, (US0001M + 2.750%), 01/25/24	4,790,891	0.7
650,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.000%, (US0003M + 7.000%), 09/19/25	659,547	0.1
940,675	Aretec Group, Inc. 2018 Term Loan, 4.406%, (US0001M + 4.250%), 10/01/25	880,119	0.1
6,246,640	AssuredPartners, Inc. 2020 Term Loan B, 3.656%, (US0001M + 3.500%), 02/12/27	6,109,995	0.9
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,273,907	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 04/29/24	$3,260,402	0.5
6,356,056	Hub International Limited 2018 Term Loan B, 3.263%, (US0003M + 3.000%), 04/25/25	6,207,484	0.9
5,818,006	NFP Corp. 2020 Term Loan, 3.406%, (US0001M + 3.250%), 02/15/27	5,612,922	0.8
1,140,000	Ryan Specialty Group, LLC Term Loan, 3.491%, (US0003M + 3.250%), 06/29/27	1,139,050	0.1
7,254,725	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 3.406%, (US0001M + 3.250%), 12/31/25	7,020,456	1.0
6,183,529	USI, Inc. 2017 Repriced Term Loan, 3.308%, (US0003M + 3.000%), 05/16/24	6,035,124	0.9
		55,104,589	7.9
	Leisure Good/Activities/Movies: 5.3%
567,875	24 Hour Fitness Worldwide, Inc. 2020 DIP New Money Term Loan, 11.000%, (US0003M + 10.000%), 06/17/21	546,579	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Leisure Good/Activities/Movies (continued)
544,306	24 Hour Fitness Worldwide, Inc. 2020 DIP Roll-up Term Loan, 11.000%, US0003M + 10.000%), 06/17/21	$523,623	0.1
768,075	Alterra Mountain Company 2020 Term Loan B, 5.500%, (US0001M + 4.500%), 08/01/26	768,075	0.1
1,805,707	AMC Entertainment Holdings Inc. 2019 Term Loan B, 4.080%, (US0003M + 3.000%), 04/22/26	1,412,966	0.2
3,820,000	Bombardier Recreational Products, Inc. 2020 Incremental Term Loan B2, 6.000%, (US0003M + 5.000%), 05/24/27	3,896,400	0.6
1,244	Bombardier Recreational Products, Inc. 2020 Term Loan, 2.155%, (US0001M + 2.000%), 05/24/27	1,196	0.0
1,667,838	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 3.058%, (US0003M + 2.750%), 09/18/24	1,456,577	0.2
1,132,496	Crown Finance US, Inc. 2018 USD Term Loan, 3.322%, (US0003M + 2.250%), 02/28/25	894,672	0.1
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	1,736,850	Crown Finance US, Inc. 2019 Incremental Term Loan, 3.572%, (US0006M + 2.500%), 09/30/26	$1,359,809	0.2
	1,061,397	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.072%, (US0006M + 3.000%), 03/08/24	801,733	0.1
	2,759,884	Fitness International, LLC 2018 Term Loan B, 4.322%, (US0006M + 3.250%), 04/18/25	1,586,933	0.2
EUR	756,200	Fluidra S.A. EUR Term Loan B, 2.000%, (EUR001M + 2.000%), 07/02/25	898,746	0.1
	1,309,758	Fluidra S.A. USD Term Loan B, 2.156%, (US0001M + 2.000%), 07/02/25	1,288,474	0.2
	1,588,438	GVC Holdings (Gibraltar) Limited 2020 USD Term Loan B3, 3.308%, (US0006M + 2.250%), 03/29/24	1,563,618	0.2
EUR	2,000,000	GVC Holdings PLC 2019 EUR Term Loan B, 2.500%, (EUR006M + 2.500%), 03/29/24	2,336,647	0.4
	3,156,858	Intrawest Resorts Holdings, Inc. Term Loan B1, 2.906%, (US0001M + 2.750%), 07/31/24	3,048,341	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Leisure Good/Activities/Movies (continued)
	3,158,817	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 07/03/24	$2,631,690	0.4
	2,413,125	Playtika Holding Corp Term Loan B, 7.072%, (US0003M + 6.000%), 12/10/24	2,437,394	0.3
	1,933,412	SRAM, LLC 2018 Term Loan B, 3.750%, (US0006M + 2.750%), 03/15/24	1,928,578	0.3
EUR	1,555,772	Thor Industries, Inc. EUR Term Loan B, 4.000%, (EUR001M + 4.000%), 02/01/26	1,840,336	0.3
	3,443,534	Thor Industries, Inc. USD Term Loan B, 3.938%, (US0001M + 3.750%), 02/01/26	3,426,316	0.5
	1,856,825	WeddingWire, Inc. 1st Lien Term Loan, 4.808%, (US0001M + 4.500%), 12/19/25	1,787,194	0.3
	315,000	WeddingWire, Inc. 2nd Lien Term Loan, 8.558%, (US0003M + 8.250%), 12/21/26	270,900	0.0
			36,706,797	5.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Lodging & Casinos: 6.0%
3,490,000	Aristocrat Leisure Limited 2020 Incremental Term Loan B, 4.750%, (US0003M + 3.750%), 10/19/24	$3,505,269	0.5
5,651,326	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 2.906%, (US0001M + 2.750%), 12/23/24	5,329,907	0.8
2,895,000	Caesars Resort Collection, LLC 2020 Term Loan B1, 4.726%, (US0003M + 4.500%), 07/21/25	2,814,785	0.4
5,215,020	Everi Payments Inc. Term Loan B, 3.822%, (US0003M + 2.750%), 05/09/24	5,032,494	0.7
4,289,559	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.750%, (US0001M + 3.000%), 10/21/24	4,026,823	0.6
1,997,475	Hilton Worldwide Finance, LLC 2019 Term Loan B2, 1.925%, (US0001M + 1.750%), 06/22/26	1,927,813	0.3
4,698,280	PCI Gaming Authority Term Loan, 2.656%, (US0001M + 2.500%), 05/29/26	4,574,950	0.7
997,468	Penn National Gaming, Inc. 2018 1st Lien Term Loan B, 3.000%, (US0003M + 2.250%), 10/15/25	966,575	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Lodging & Casinos (continued)
5,544,992			Scientific Games International, Inc. 2018 Term Loan B5, 3.472%, (US0006M + 2.750%), 08/14/24	$5,199,423	0.7
5,544,084			Stars Group Holdings B.V. (The) 2018 Incremental Term Loan, 3.808%, (US0003M + 3.500%), 07/10/25	5,557,600	0.8
3,074,813			Station Casinos LLC 2020 Term Loan B, 2.500%, (US0001M + 2.250%), 02/08/27	2,924,147	0.4
				41,859,786	6.0
			Nonferrous Metals/Minerals: 0.7%
3,874,231	(1	),(2),(3)	Covia Holdings Corporation Term Loan, 6.241%, (US0003M + 6.000%), 06/01/25	2,673,220	0.4
2,799,314			U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/25	2,262,445	0.3
				4,935,665	0.7
			Oil & Gas: 0.7%
1,395,000			Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 7.750%, (US0001M + 6.750%), 10/29/25	984,637	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
859,420	Glass Mountain Pipeline Holdings, LLC Term Loan B, 5.500%, (US0003M + 4.500%), 12/23/24	$452,628	0.1
1,869,730	HGIM Corp. 2018 Exit Term Loan, 7.000%, (US0001M + 6.000%), 07/02/23	910,325	0.1
1,910,700	Lower Cadence Holdings LLC Term Loan B, 4.000%, (US0001M + 4.000%), 05/22/26	1,753,067	0.3
765,928	Lucid Energy Group II LLC Incremental Term Loan B2, 4.000%, (US0001M + 3.000%), 02/19/25	654,869	0.1
		4,755,526	0.7
	Publishing: 0.7%
535,000	Alchemy Copyrights, LLC Term Loan B, 5.500%, (US0001M + 3.250%), 08/16/27	533,662	0.1
1,000,000	Meredith Corporation 2020 Incremental Term Loan B, 5.250%, (US0001M + 4.250%), 01/31/25	990,000	0.2
3,167,112	Meredith Corporation 2020 Term Loan B2, 2.668%, (US0001M + 2.500%), 01/31/25	3,054,531	0.4
		4,578,193	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Radio & Television: 6.4%
3,970,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.761%, (US0003M + 3.500%), 08/21/26	$3,610,632	0.5
1,918,063	Cumulus Media New Holdings Inc. Term Loan B, 4.822%, (US0003M + 3.750%), 03/31/26	1,829,352	0.3
3,674,750	Diamond Sports Group, LLC Term Loan, 3.410%, (US0001M + 3.250%), 08/24/26	3,123,537	0.5
3,614,270	Entercom Media Corp. 2019 Term Loan, 2.656%, (US0001M + 2.500%), 11/18/24	3,426,780	0.5
3,100,520	iHeartCommunications, Inc. 2020 Term Loan, 3.156%, (US0001M + 3.000%), 05/01/26	2,944,201	0.4
4,510,897	NASCAR Holdings, Inc Term Loan B, 2.920%, (US0001M + 2.750%), 10/19/26	4,445,114	0.6
7,834,586	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 2.906%, (US0001M + 2.750%), 09/18/26	7,715,438	1.1
7,582,847	Sinclair Television Group Inc. Term Loan B2B, 2.660%, (US0001M + 2.500%), 09/30/26	7,406,546	1.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,647,850	Terrier Media Buyer, Inc. Term Loan B, 4.406%, (US0001M + 4.250%), 12/17/26	$4,574,647	0.7
2,628,140	Univision Communications Inc. 2020 Term Loan B, 4.750%, (US0001M + 3.750%), 03/13/26	2,576,892	0.4
2,510,073	Univision Communications Inc. Term Loan C5, 3.750%, (US0001M + 2.750%), 03/15/24	2,437,386	0.3
		44,090,525	6.4
	Retailers (Except Food & Drug): 3.7%
3,530,365	Bass Pro Group, LLC Term Loan B, 6.072%, (US0003M + 5.000%), 09/25/24	3,523,964	0.5
2,518,958	Belk, Inc. 2019 Term Loan B, 7.750%, (US0006M + 6.750%), 07/31/25	962,242	0.1
3,842,914	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 2.164%, (US0001M + 2.000%), 02/03/24	3,817,524	0.6
2,984,484	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 3.250%, (US0001M + 2.500%), 08/18/23	2,943,447	0.4
4,097,010	Leslies Poolmart, Inc. 2016 Term Loan, 3.656%, (US0001M + 3.500%), 08/16/23	4,034,916	0.6

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†				Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
				Retailers (Except Food & Drug) (continued)
	3,019,060	(2	),(3)	Mens Wearhouse, Inc. (The) 2018 Term Loan, 4.250%, (US0001M + 3.250%), 04/09/25	$961,066	0.1
EUR	5,909,551			Peer Holding III B.V. 2018 EUR Term Loan B, 3.250%, (EUR006M + 3.250%), 03/08/25	6,867,595	1.0
	3,052,021			Petco Animal Supplies, Inc. 2017 Term Loan B, 4.250%, (US0003M + 3.250%), 01/26/23	2,623,786	0.4
					25,734,540	3.7
				Surface Transport: 2.3%
	5,014,151			Navistar International Corporation 2017 1st Lien Term Loan B, 3.660%, (US0001M + 3.500%), 11/06/24	4,911,361	0.7
	3,469,209			PODS, LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 12/06/24	3,421,507	0.5
	1,712,147			Savage Enterprises LLC 2020 Term Loan B, 3.190%, (US0001M + 3.000%), 08/01/25	1,695,453	0.2
	5,315,376			XPO Logistics, Inc. 2018 Term Loan B, 2.156%, (US0001M + 2.000%), 02/24/25	5,211,285	0.8
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
672,938	XPO Logistics, Inc. 2019 Term Loan B1, 2.652%, (US0001M + 2.500%), 02/24/25	$664,666	0.1
		15,904,272	2.3
	Technology: 0.6%
4,232,208	Misys (Finastra) — TL B 1L, 4.500%, (US0006M + 3.500%), 06/13/24	4,000,317	0.6
	Telecommunications: 12.3%
1,678,672	Altice Financing SA 2017 USD Term Loan B, 2.912%, (US0001M + 2.750%), 07/15/25	1,608,167	0.2
3,905,595	Altice Financing SA USD 2017 1st Lien Term Loan, 2.920%, (US0001M + 2.750%), 01/31/26	3,734,725	0.6
5,641,423	Altice France S.A. USD Term Loan B11, 2.906%, (US0001M + 2.750%), 07/31/25	5,422,818	0.8
2,957,598	Altice France S.A. USD Term Loan B12, 4.438%, (US0001M + 3.688%), 01/31/26	2,905,840	0.4
3,020,152	Asurion LLC 2017 2nd Lien Term Loan, 6.656%, (US0001M + 6.500%), 08/04/25	3,034,497	0.4
6,962,612	Asurion LLC 2018 Term Loan B6, 3.156%, (US0001M + 3.000%), 11/03/23	6,856,307	1.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
6,157,316	Asurion LLC 2018 Term Loan B7, 3.156%, (US0001M + 3.000%), 11/03/24	$6,063,676	0.9
4,843,984	Avaya, Inc. 2018 Term Loan B, 4.412%, (US0001M + 4.250%), 12/15/24	4,726,919	0.7
7,972,639	CenturyLink, Inc. 2020 Term Loan B, 2.406%, (US0001M + 2.250%), 03/15/27	7,724,738	1.1
4,843,437	CommScope, Inc. 2019 Term Loan B, 3.406%, (US0001M + 3.250%), 04/06/26	4,760,571	0.7
2,498,738	Connect Finco Sarl Term Loan B, 5.500%, (US0001M + 4.500%), 12/11/26	2,437,311	0.4
4,418,835	Global Tel*Link Corporation 2018 1st Lien Term Loan, 4.406%, (US0001M + 4.250%), 11/29/25	3,858,884	0.5
1,700,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 8.406%, (US0001M + 8.250%), 11/29/26	1,197,084	0.2
4,685,872	GTT Communications, Inc. 2018 USD Term Loan B, 2.910%, (US0001M + 2.750%), 05/31/25	3,758,070	0.5
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,453,850	Iridium Satellite LLC Term Loan, 4.750%, (US0001M + 3.750%), 11/04/26	$2,464,330	0.4
8,201,940	Level 3 Financing Inc. 2019 Term Loan B, 1.906%, (US0001M + 1.750%), 03/01/27	7,966,135	1.1
1,050,000	Northwest Fiber, LLC Term Loan B, 5.656%, (US0001M + 5.500%), 05/21/27	1,052,187	0.2
7,575,000	T-Mobile USA, Inc. 2020 Term Loan, 3.156%, (US0001M + 3.000%), 04/01/27	7,597,217	1.1
4,177,675	Zayo Group Holdings, Inc. USD Term Loan, 3.156%, (US0001M + 3.000%), 03/09/27	4,067,063	0.6
3,940,000	Ziggo Financing Partnership USD Term Loan I, 2.662%, (US0001M + 2.500%), 04/30/28	3,818,282	0.5
		85,054,821	12.3
	Utilities: 2.0%
4,875,000	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 2.156%, (US0001M + 2.000%), 01/15/25	4,734,844	0.7
3,478,737	Calpine Corporation 2019 Term Loan B10, 2.156%, (US0001M + 2.000%), 08/12/26	3,384,523	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Utilities (continued)
1,331,933		LMBE-MC Holdco II LLC Term Loan B, 4.310%, (US0003M + 4.000%), 12/03/25	$1,324,441	0.2
247,253		Longview Power LLC 2020 Exit Term Loan, 10.246%, (US0003M + 10.000%), 07/30/25	271,978	0.0
1,698,737		Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/24	1,679,979	0.2
1,697,352		Sabre Industries, Inc. 2019 Term Loan B, 4.244%, (US0006M + 3.250%), 04/15/26	1,693,109	0.3
976,890		Southeast PowerGen, LLC Term Loan B, 4.500%, (US0001M + 3.500%), 12/02/21	897,517	0.1
			13,986,391	2.0
		Total Senior Loans (Cost $1,004,490,400)	967,580,865	139.5
Shares			Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.1%
46,262	(5)	Cumulus Media, Inc. Class-A	229,922	0.0
4,398	(5)	Harvey Gulf International Marine LLC	17,592	0.0
19,651	(5)	Harvey Gulf International Marine LLC – Warrants	78,604	0.0
61,813	(5)	Longview Power LLC	339,972	0.1
205,396	(5)	Longview Power LLC	2,054	0.0
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
56,338	(5	),(6)	Save-A-Lot, Inc./Moran Foods	$—	0.0
43,777	(5)		The Oneida Group (formerly EveryWare Global, Inc.)	1,313	0.0
			Total Equities and Other Assets (Cost $4,672,718)	669,457	0.1
			Total Investments (Cost $1,009,163,118)	$968,250,322	139.6
			Liabilities in Excess of Other Assets	(274,813,645)	(39.6)
			Net Assets	$693,436,677	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Senior loan is not accruing income because the borrower has missed or is expected to miss principal and/or interest payments. The rate shown is the contractual interest rate.

(2)  Defaulted senior loan. Currently, the borrower is partially or fully in default with respect to principal and/or interest payments.

(3)  The borrower has filed for protection in federal bankruptcy court.

(4)  All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 7 for additional details.

(5)  Non-income producing security.

(6)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

Reference Rate Abbreviations:

EUR001M  1-month EURIBOR

EUR002M  2-month EURIBOR

EUR003M  3-month EURIBOR

US0001M  1-month LIBOR

US0001W  1-week LIBOR

US0002M  2-month LIBOR

US0003M  3-month LIBOR

US0006M  6-month LIBOR

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2020
Asset Table
Investments, at fair value
Senior Loans	$—	$967,580,865	$—	$967,580,865
Equities and Other Assets	229,922	439,535	—	669,457
Total Investments, at fair value	$229,922	$968,020,400	$—	$968,250,322
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(198,770)	$—	$(198,770)
Total Liabilities	$—	$(198,770)	$—	$(198,770)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and include open forward foreign currency contracts which are fair valued at the unrealized appreciation (depreciation) on the instrument.

At August 31, 2020, the following forward foreign currency contracts were outstanding for Voya Prime Rate Trust:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	36,546,202	EUR	30,780,000	State Street Bank & Trust Co.	09/10/20	$(191,205)
USD	509,648	EUR	430,000	State Street Bank & Trust Co.	09/10/20	(3,577)
USD	950,850	EUR	800,000	State Street Bank & Trust Co.	09/10/20	(3,988)
						$(198,770)

Currency Abbreviations

EUR  —  EU Euro

USD  —  United States Dollar

The following tables are a summary of the Trust's derivative instruments (not accounted for as hedging instruments) categorized by primary risk exposure.

As of August 31, 2020, the fair value of derivative instruments located in the Statement of Assets and Liabilities were as follows:

Foreign exchange contracts
Liabilities-Derivative Instruments
Forward foreign currency contracts
Unrealized depreciation on forward foreign currency contracts	$198,770
Total Liability Derivatives	$198,770

For the period ended August 31, 2020, the effect of derivative instruments in the Statement of Operations were as follows:

Foreign exchange contracts
Net realized gain (loss) on derivatives recognized in income:
Forward foreign currency contracts	$(2,721,054)
Total	$(2,721,054)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income:
Forward foreign currency contracts	$(30,681)
Total	$(30,681)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF AUGUST 31, 2020 (UNAUDITED) (CONTINUED)

The following table is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2020:

State Street Bank & Trust Co.
Liabilities
Forward foreign currency contracts	$198,770
Total Liabilities	$198,770
Net OTC derivative instruments by counterparty, at fair value	$(198,770)
Total collateral pledged/(Received from counterparty)	$—
Net Exposure(1)	$(198,770)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Trust. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At August 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

  Cost for federal income tax purposes was $1,009,586,253.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$4,647,307
Gross Unrealized Depreciation	(45,982,948)
Net Unrealized Depreciation	$(41,335,641)

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

An annual shareholder meeting of Voya Prime Rate Trust was held July 9, 2020, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To elect eight nominees to the Board of Voya Prime Rate Trust.

2  Vote to approve Saba Capital's CEF Opportunities 1, Ltd. precatory proposal relating to a tender offer.

3  Vote on the Termination of the Management Agreement between the Trust and Voya Investments, LLC, as amended and restated on May 1, 2015 (the "Management Agreement"), and all other advisory and management agreements between the Trust and Voya Investments, LLC.

	Proposal		Shares voted Shares voted for	against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Colleen D. Baldwin	1	*	36,904,055.000	2,432,390.000	0.000	0.000	39,336,445.000
John V. Boyer	1	*	36,911,364.000	2,425,080.000	0.000	0.000	39,336,444.000
Patricia W. Chadwick	1	*	36,906,818.000	2,429,626.000	0.000	0.000	39,336,444.000
Martin J. Gavin	1	*	36,915,698.000	2,420,747.000	0.000	0.000	39,336,445.000
Joseph E. Obermeyer	1	*	34,403,395.000	4,933,050.000	0.000	0.000	39,336,445.000
Sheryl K. Pressler	1	*	36,910,540.000	2,425,904.000	0.000	0.000	39,336,444.000
Dina Santoro	1	*	36,916,953.000	2,419,491.000	0.000	0.000	39,336,444.000
Christopher P. Sullivan	1	*	36,906,994.000	2,429,451.000	0.000	0.000	39,336,445.000
Aditya Bindal	1	*	57,160,210.000	945,465.000	0.000	0.000	58,105,675.000
Peter Borish (1)	1	*	57,156,217.000	949,458.000	0.000	0.000	58,105,675.000
Karen Caldwell	1	*	57,173,349.000	932,326.000	0.000	0.000	58,105,675.000
Charles Clarvit	1	*	57,161,909.000	943,766.000	0.000	0.000	58,105,675.000
Ketu Desai	1	*	57,153,488.000	952,188.000	0.000	0.000	58,105,676.000
Kieran Goodwin	1	*	57,158,646.000	947,029.000	0.000	0.000	58,105,675.000
Andrew Kellerman	1	*	57,158,412.000	947,263.000	0.000	0.000	58,105,675.000
Neal Nellinger	1	*	57,159,890.000	945,785.000	0.000	0.000	58,105,675.000
	Proposal		Shares voted for	Shares voted against/ withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Tender offer proposal	2	**	59,807,494.000	36,499,878.000	1,134,740.000	0.000	97,442,112.000
Ratify the Termination of the Management Agreement	3	***	57,072,325.000	836,514.000	196,836.000	0.000	58,105,675.000

*  Proposal Passed — Shareholders voted to elect eight new Board members nominated by Saba Capital Management.

(1)  Effective July 16, 2020, Peter Borish resigned as a Trustee of the Board.

**  Proposal Passed — The shareholder proposal requested that the Board authorize a self-tender offer for at least 40% of the outstanding common shares of the Trust at or close to net asset value.

***  Proposal Did Not Pass

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER REINVESTMENT PROGRAM

The following is a summary of the Program. Shareholders are advised to review a fuller explanation of the Program contained in the Trust's statement of additional information.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the transfer agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed participation form to the transfer agent, the Program administrator. The transfer agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, please see the Trust's prospectus.

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Trust's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash at a discount, the shareholder's basis in the shares will be the price he or she paid.

Additional information about the Program may be obtained by contacting the Trust's Shareholder Services Department at 1-800-336-3436.

KEY FINANCIAL DATES — CALENDAR 2020 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 31, 2020	February 7, 2020	February 25, 2020
February 28, 2020	March 9, 2020	March 23, 2020
March 31, 2020	April 9, 2020	April 22, 2020
April 30, 2020	May 8, 2020	May 22, 2020
May 29, 2020	June 9, 2020	June 22, 2020
June 30, 2020	July 9, 2020	July 22, 2020
July 31, 2020	August 7, 2020	August 24, 2020
August 31, 2020	September 6, 2020	September 22, 2020
September 30, 2020	October 9, 2020	October 22, 2020
October 30, 2020	September 6, 2020	September 23, 2020
November 20, 1930	December 9, 2020	December 22, 2020
December 31, 2020	January 8, 2021	January 25, 2021

Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.

The Trust was granted exemptive relief by the SEC (the "Order"), which under the 1940 Act, would permit the Trust, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) ("Managed Distribution Policy"). The Trust may in the future adopt a Managed Distribution Policy.

STOCK DATA

The Trust's Common Shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's CUSIP number is 92913A100. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

NUMBER OF SHAREHOLDERS

The number of record holders of common stock as of August 31, 2020 was 2,087 which does not include approximately 25,091 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.voyainvestments.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Trust's Forms NPORT-P are available on the SEC's website at www.sec.gov. The Trust's complete schedule of portfolio holdings is available on: www.voyainvestments.com and without charge upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's CEO submitted the Annual CEO Certification on July 20, 2020 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call Voya Prime Rate Trust
1-800-336-3436, Extension 2217

Written Requests

Please mail all account inquiries and other comments to:
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington, DC 20005

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800)-992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

163324

(0820-102220)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
May 1-31, 2020	533,341	$3.95	533,341	14,245,428
June 1-30, 2020	906,328	$4.10	906,328	13,339,100
July 1-31, 2020	650,125	$4.27	650,125	12,688,975
Aug 1-31, 2020	330,682	$4.42	330,682	12,358,293

Total	2,420,476		2,420,476

* The Registrant’s repurchase program, which authorized the repurchase of 14,778,769 shares, was announced on March 13, 2020, with an expiration date of March 31, 2021. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Prime Rate Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 6, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 6, 2020